UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DOMINARI HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

November 10, 2025

Dear Stockholder:

You are cordially invited to attend Dominari Holdings Inc.’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) to be held on December 10, 2025, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. The formal meeting notice and proxy statement for the 2025 Annual Meeting are attached.

The 2025 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the 2025 Annual Meeting online, vote and submit your questions during the 2025 Annual Meeting by visiting www.virtualshareholdermeeting.com/DOMH2025.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the 2025 Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the 2025 Annual Meeting. Instructions on voting your shares are provided with the Proxy Materials you received for the 2025 Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on December 9, 2025. If you attend the 2025 Annual Meeting online and wish to vote at the 2025 Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of, and interest in, Dominari Holdings Inc.

Sincerely,
/s/ Anthony Hayes
Anthony Hayes
Chief Executive Officer and Chairman
New York, New York
November 10, 2025

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2025 ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE 2025 ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE 2025 ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE 2025 ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE 2025 ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU PREFER TO VOTE BY MAIL PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

THE PROXY STATEMENT AND OUR FORM OF PROXY CARD ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 10, 2025.

ANY STOCKHOLDER ATTENDING THE 2025 ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

Dominari Holdings Inc.
725 5th Avenue, 23rd Floor
New York, New York 10022
(212) 393-4540

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 10, 2025,
11:00 a.m. Eastern Time/8:00 a.m. Pacific Time

November 10, 2025

To our Stockholders:

Notice (this “Notice”) is hereby given that the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Dominari Holdings Inc., a Delaware corporation (the “Company,” “Dominari Holdings Inc.,” “Dominari,” “our,” “we,” or “us”), will be held as a “virtual meeting” via live audio webcast on December 10, 2025, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)    To elect Anthony Hayes to serve as a Class II director for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025;

(3)    To approve an amendment to Section 4(a) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 share of common stock to 11,720,750 shares of common stock;

(4)    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities exercisable for shares of common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in the Nasdaq rules) pursuant to the issuance of shares of common stock (or securities exercisable for common stock) pursuant to those certain Advisory Agreements, as amended, with the Company’s Board of Advisors; and

(5)    To approve the renewal of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”) and extend the rights granted under Section 7(a) of the Rights Agreement through October 11, 2026; and

(6)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the Director Nominee in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

Pursuant to our Second Amended and Restated Bylaws, as amended (the “Second Amended and Restated Bylaws”), our Board has fixed the close of business on October 13, 2025, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2025 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2025 Annual Meeting.

You will be able to attend the 2025 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2025 on December 10, 2025, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to with the proxy materials that you received for the 2025 Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2025 Annual Meeting on the meeting website. Further instructions on how to attend and participate in the 2025 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the 2025 Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the 2025 Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

This Notice of the 2025 Annual Meeting, the Proxy Statement, including the proxy card, and our 2024 Annual Report are also available at www.proxyvote.com.

BY ORDER OF THE BOARD OF DIRECTORS OF DOMINARI HOLDINGS INC.
	By:	/s/ Anthony Hayes
Anthony Hayes
Chief Executive Officer and Chairman
New York, NY
November 10, 2025

i

Dominari Holdings Inc.
725 5th Avenue, 23rd Floor
New York, New York 10022
(212) 393-4540

PROXY STATEMENT
FOR
2025 ANNUAL MEETING OF STOCKHOLDERS
December 10, 2025

Your proxy is solicited by our Board of Directors (the “Board”) for our 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), to be held on December 10, 2025, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. The 2025 Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 725 5th Avenue, 23rd Floor, New York, New York 10022, and the telephone number is (212) 393-4540.

At the 2025 Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)    To elect Anthony Hayes to serve as a Class II director for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025;

(3)    To approve an amendment to Section 4(a) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 share of common stock to 11,720,750 shares of common stock (the “Equity Plan Proposal”);

(4)     To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities exercisable for shares of common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in the Nasdaq rules) pursuant to the issuance of shares of common stock (or securities exercisable for common stock) pursuant to those certain Advisory Agreements, as amended, with the Company’s Board of Advisors (the “Nasdaq Proposal”);

(5)     To approve the renewal of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”) and extend the rights granted under Section 7(a) of the Rights Agreement through October 11, 2026 (the “Rights Agreement Proposal”); and

(6)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the Director Nominee in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

Pursuant to our Second Amended and Restated Bylaws, our Board has fixed the close of business on October 13, 2025, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2025 Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the 2025 Annual Meeting.

You will be able to attend the 2025 Annual Meeting via live audio webcast by visiting Dominari’s virtual meeting website at www.virtualshareholdermeeting.com/DOMH2025 on December 10, 2025, at 11:00 a.m. Eastern Time/8:00 a.m. Pacific Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the proxy card that accompanied your proxy materials. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the 2025 Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the 2025 Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board for the 2025 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, this Proxy Statement, a proxy card, and our 2024 Annual Report.

What is the Purpose of the 2025 Annual Meeting?

This is the 2025 Annual Meeting of the Company’s Stockholders. At the meeting, you will be voting upon:

(1)    To elect Anthony Hayes to serve as a Class II director for a three-year term in accordance with the Company’s Second Amended and Restated Bylaws;

(2)    To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025;

(3)    To approve an amendment to Section 4(a) of the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 share of common stock to 11,720,750 shares of common stock (the “2022 Equity Plan Proposal”);

(4)    To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities exercisable for shares of common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in the Nasdaq rules) pursuant to the issuance of shares of common stock (or securities exercisable for common stock) pursuant to those certain Advisory Agreements, as amended, with the Company’s Board of Advisors (the “Nasdaq Proposal”);

(5)    To approve the renewal of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Rights Agreement”) and extend the rights granted under Section 7(a) of the Rights Agreement through October 11, 2026 (the “Rights Agreement Proposal”); and

(6)    To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” the Director Nominee in Proposal 1, and a vote “FOR” each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

Dominari Holdings Inc.
725 5th Avenue, 23rd Floor
New York, New York 10022
Attention: Corporate Secretary
Telephone: (212) 393-4540

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on October 13, 2025, as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting or any adjournment thereof. You can vote at the 2025 Annual Meeting if you held shares of our common stock, Series D convertible preferred stock (the “Series D Preferred Stock”) or Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”), collectively, the “Voting Capital” as of the close of business on the Record Date. On the Record Date, there were 15,998,027 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

•        Series D Preferred Stock — each share of Series D Preferred Stock entitles the holder to 0.007285 votes; and

•        Series D-1 Preferred Stock — each share of Series D-1 Preferred Stock entitles the holder to 0.007285 votes.

A list of stockholders of record entitled to vote at the 2025 Annual Meeting will be available for inspection at our principal executive offices located at 725 5th Avenue, 23rd Floor, New York, New York 10022 for a period of at least ten (10) days prior to the 2025 Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the 2025 Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the 2025 Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the 2025 Annual Meeting. If your shares are held in street name and you would like to vote your shares at the 2025 Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the 2025 Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.      Vote by Internet:

a.      Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

b.      During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2025. You will be able to attend the 2025 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2025 Annual Meeting.

2.      Vote by mail:    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone:    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.      Vote by Internet:

a.      Before the meeting:    Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

b.      During the meeting:    Go to www.virtualshareholdermeeting.com/DOMH2025. You will be able to attend the 2025 Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the 2025 Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the 2025 Annual Meeting.

2.      Vote by mail:    Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.      Vote by telephone:    You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2025 Annual Meeting and not revoked will be voted at the 2025 Annual Meeting as instructed by you in a proxy delivered before the 2025 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of the Director Nominee, “for” each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5, and with regard to any other matters that may be properly presented at the 2025 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the 2025 Annual Meeting, we must have a quorum. A quorum is present when at least 33 1/3 of the shares entitled to vote as of the Record Date are represented in person or by proxy. Thus, holders of the Voting Capital representing at least 5,332,688 votes must be represented in person or by proxy at the 2025 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2025 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares held by us in treasury are not considered outstanding or considered to be present at the 2025 Annual Meeting. If there is not a quorum at the 2025 Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote”. If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board. Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

Proposal 2 (the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm) is a “routine” matter on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the 2025 Annual Meeting if they have not received instructions from their clients. Please submit your proxy card so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of one (1) Class II director	Plurality of the votes cast (the director receiving the most “For” votes)	No
(2)	Ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025	A majority of the votes cast	Yes
(3)	Approval of the 2022 Equity Plan Proposal	A majority of the votes cast	No
(4)	Approval of the Nasdaq Proposal	A majority of the votes cast	No
(5)	Approval of the Rights Agreement Proposal	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy regarding the election of the Class II director, you may vote in favor of the nominee or withhold your votes as to the nominee. Regarding other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card.

All shares represented by proxy will be voted at the 2025 Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted FOR the Director Nominee in Proposal 1, and FOR each of Proposals 2, 3, 4 and 5.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by (i) giving written notice to our administrator, (ii) delivering a properly completed, later-dated proxy card to us or (iii) voting via the Internet at the 2025 Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Dominari Holdings Inc., 725 5th Avenue, 23rd Floor, New York, New York 10022, Attention: Chief Operating Officer. Revocations of proxies must be received prior to the time of the 2025 Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the 2025 Annual Meeting.

How can I find out the Results of the Voting at the 2025 Annual Meeting?

Preliminary voting results will be announced at the 2025 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the meeting.

GOVERNANCE OF THE COMPANY

Executive Officers

The names of our Named Executive Officers and each of his age and position as of the Record Date is set forth below.

Name	Age	Position
Anthony Hayes	57	Chief Executive Officer
Tim Ledwick	67	Chief Financial Officer
Christopher Devall	43	Chief Operating Officer
Kyle Wool	48	President

The biographies of our current executive officers are as follows:

Anthony Hayes

Mr. Anthony Hayes, a director and Chief Executive Officer since 2013, has served as the Chief Executive Officer of North South since March 2013 and since June 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board believes Mr. Hayes is qualified to serve as a director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer.

Tim Ledwick

Mr. Timothy S. Ledwick has served as our Chief Financial Officer since October 1, 2025. Prior to that, he served as a director of the Company from July 2015 through September 2025. Mr. Ledwick was formerly the Chief Financial Officer of SYFT, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices which was successfully sold to GHX in 2022. In addition, since 2012, he has served on the board and Chair of the Audit Committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Mr. Ledwick was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering seven times return to stockholders. From 2001 to 2002, Mr. Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based Nasdaq listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm’s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his BBA in Accounting from The George Washington University and his MS in Finance from Fairfield University. The Board believes that Mr. Ledwick’s prior financial background and service on the Board qualifies him to serve as the Chief Financial Officer of the Company.

Christopher Devall

Mr. Christopher Devall has served as the Chief Operating Officer of the Company since January 1, 2023. Prior to that he was the Company’s Vice President of Operations from July 1, 2022 to January 1, 2023 and was a member of its advisory board from April 2022 to June 2022. Mr. Devall served as senior operations department head in the Department of Defense from February 2019 to June 2022, and as a senior operations department manager from April 2016 to January 2019. Mr. Devall is a retired military veteran and received his Masters of Business Administration from the University of Virginia Darden School of Business and holds a B.S. in Strategic Studies and Defense Analysis from Norwich University. Mr. Devall holds a series 7 and 66 securities license. Mr. Devall has no family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Devall and any other person pursuant to which he was appointed as an officer of the Company. The Board believes that Mr. Devall’s prior operations background qualifies him to serve as the Chief Operating Officer of the Company.

Kyle Wool

Mr. Kyle Wool, who joined as a member of our Board in 2021, currently serves as the President of Dominari Holdings, CEO of Dominari Financial, and the CEO of Dominari Securities. He boasts over 20 years in various aspects of global finance previously as a Managing Director of Oppenheimer & Co., Head of Wealth Management for their Asian branch, Executive Director at Morgan Stanley, and President of Revere Securities LLC. His extensive knowledge allows him to provide strategic guidance while advising those on the team managing all facets related to financial services categories with senior level insights within an organizing whose growth strategies, he actively contributes towards cultivating. Mr. Wool is also active in various philanthropic endeavors both domestically and abroad. He currently serves as a board member of LifeLine NY, a board member of the CIRSD (Center for International Relations and Sustainable Development), a board member of Project Rousseau and also a board member of Lang Lang International Music Foundation. Mr. Wool holds Series 7, 63, & 24 Securities licenses. The Board believes that Mr. Wool’s extensive experience in banking and wealth management qualifies him to serve as a director of the Company.

Directorships

The current Board of the Company consists of Mr. Anthony Hayes, Mr. Gregory James Blattner, Mr. Kyle Wool, Mr. Brian Parsley and Mr. Kyle Haug.

Except as otherwise reported otherwise in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

For more information on our directors, please see the information included in Proposal No. 1 — Election of Class II Director, beginning on page 24 of this Proxy Statement.

Board Leadership Structure and Role in Risk Oversight

Mr. Hayes currently holds the roles of Chairman of the Board and Chief Executive Officer (“CEO”). As Chairman of the Board and CEO, Mr. Hayes serves as the primary liaison between the Company and the independent directors. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions.

The Board has four standing committees: (i) Audit, (ii) Compensation, (iii) Nominating & Governance, and (iv) Investment. The Audit, Compensation, and Nominating & Governance committees are comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO and Chairman communicates frequently with other members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating	Investment
Anthony Hayes					X
Gregory James Blattner	X			X
Brian Parsley	X	X	X	X
Kyle Wool					X
Kyle Haug	X	X	X		X

Audit Committee

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is currently comprised of Mr. Brian Parsley and Mr. Kyle Haug (Chairman), each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements for audit committee members. The Audit Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.dominariholdings.com. The Board has also determined that Mr. Haug is an “audit committee financial expert,” as defined by the applicable rules of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee currently consists of Mr. Kyle Haug and Mr. Brian Parsley (Chairman), each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements. In addition, each member of the Compensation Committee has been determined to be a non-employee director under Rule 16b-3 as promulgated under the Exchange Act. The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation, and its charter is available on our website at www.dominariholdings.com.

Nominating Committee

The Nominating Committee currently consists of Mr. Gregory James Blattner (Chairman) and Brian Parsley each of whom the Board has determined satisfies the applicable SEC and Nasdaq independence requirements.

The Nominating Committee reviews, evaluates and proposes candidates for election to our Board, and considers any nominees properly recommended by stockholders. The Nominating Committee promotes the proper constitution of our Board so that it meets its fiduciary obligations to our stockholders, and oversees the establishment of, and compliance with, appropriate governance standards. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s). The Nominating Committee Charter is available on our website at www.dominariholdings.com.

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any annual meeting of stockholders, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o Dominari Holdings Inc., Attention: Chief Operating Officer, 725 5th Avenue, 23rd Floor, New York, New York 10022, or via e-mail at info@dominari.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

Our Board held, during the year 2024, a total of 3 regularly scheduled and special meetings, the Audit Committee held 4 meetings, the Compensation Committee held 4 meeting, the Investment Committee held 1 meeting and the Nominating Committee did not hold any meetings. Each of our incumbent directors attended at least 75% of the Board and Committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy regarding Board members’ attendance at annual meetings of stockholders. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields. The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Nominating Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities. The Nominating Committee took these specifications into account in formulating and re-nominating its present Board members.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.dominariholdings.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become stockholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities. Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise. Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis. A breach of this requirement will be a breach of the fiduciary duties of the officer or director. If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity. However, all directors may still individually take advantage of opportunities if we should decline to do so. Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws. The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2024, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2024 were filed in a timely manner except for the following:

•        Due to an administrative error, a late Form 3 was filed by Jaime Mercado Jr. on April 5, 2024, related to a trigger event that occurred on February 5, 2024.

EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers (“NEOs”), which consist of (i) all individuals serving as our principal executive officers during fiscal year 2024, (ii) two other of our most highly compensated executive officers who were serving as executive officers at December 31, 2024, and (iii) up to two other of our most highly compensated executive officers or whom disclosure would have been provided pursuant to clause (ii) but for the fact that the individual was not serving as an executive officer at December 31, 2024, are:

•        Anthony Hayes, our Chief Executive Officer and Chairman of the Board;

•        Kyle Wool, our President; and

•        Soo Yu, employee.

The following Summary of Compensation table sets forth the compensation paid by our Company during the two fiscal years ended December 31, 2024 and 2023, to our NEOs.

Summary of Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Anthony Hayes,	2024	650,000	—	641,235	951,156	534,301	2,776,692
Chief Executive Officer, Director,	2023	500,000	500,000	—	—	—	1,000,000
Principal Accounting Officer and
Principal Financial Officer
Kyle Wool,	2024	500,000	—	641,235	951,156	746,344	2,838,735
President	2023	500,000	—	—	—	100,360	600,360
Employee	2024	150,000	—	—	2,260,467	3,755	2,414,222
	2023	106,875	—	5,266,666	2,916,124	16,250	8,305,915

____________

(1)      The amount reported in this column represents the aggregate grant date fair value of stock granted to Messrs. Hayes and Wool during 2024, as calculated in accordance with FASB ASC Topic 718. The stock was earned pursuant to the attainment of certain revenue milestones for the Company, as set forth in the employment agreements for Messrs. Hayes and Wool (each, as described below). The stock was fully vested on the grant date.

(2)      For Messrs. Hayes and Wool, the amounts reported in this column are compensation earned (i) pursuant to the Company’s attainment of certain revenue milestones, as set forth in the employment agreements for Messrs. Hayes and Wool (each, as described below), and (ii) as management fees based on the values of transactions completed by the Company’s SPV subsidiary. For the employee the amount reported in this column represents the cash payment earned by such person pursuant to their employment agreement for attaining certain assets under management goals, as more fully discussed below. The amount also includes performance compensation based on sales production paid at a rate of 65%.

(3)      For Mr. Hayes, the amount shown in this column represents compensation received in the form of a gross-up for federal and Virginia taxes due on the value of the stock awards Mr. Hayes received in 2024 and Company contributions to its 401(k) plans. For Mr. Wool, the amount shown in this column represent (i) compensation received in the form of a gross-up for federal and New York taxes due on the value of the stock awards Mr. Wool received in 2024, (ii) payments for social club memberships, and (iii) Company contributions to its 401(k) plan. The amounts for Ms. Yu reflects Company contributions to its 401(k) plan.

Narrative Disclosure to Summary of Compensation Table

Employment Agreements

Anthony Hayes

On June 28, 2021, we entered into an employment agreement with Anthony Hayes (the “Hayes Agreement”), pursuant to which Mr. Hayes serves as our Chief Executive Officer. Under an amendment effective April 1, 2023, the term of the Hayes Agreement is for five years from the effective date of the amendment with automatic one-year extensions unless either the Company or Mr. Hayes gives six months’ non-renewal notice.

Pursuant to an amendment effective December 6, 2023, the Hayes Agreement provides that Mr. Hayes shall receive an annual base salary of $500,000, which was raised to $650,000 effective January 1, 2024, and an annual bonus. The annual bonus is paid in a combination of cash and shares of our common stock upon the Company’s achievement of certain annual revenue targets, as stated in the table below.

Annual Revenue	Annual Bonus
$3,500,000 or more	$150,000, plus 154,559 shares
Between $7.5mm and $15mm	$250,000, plus 154,599 shares
$15mm or more	$500,000, plus 154,559 shares

Our Board may adopt different or additional performance criteria for future years after consultation with Mr. Hayes, provided that such criteria must be reasonably attainable. The bonus, to the extent earned, will be paid following the completion of our annual audit and public announcement of such results (and in all cases by July 31 of the year following the performance year), provided that Mr. Hayes is actively employed on April 15th of the year following the performance year. In 2024, the payment of the bonuses was accelerated and paid upon the incremental certification by our Compensation Committee that the Company achieved the applicable revenue targets.

The Hayes Agreement also provides that Mr. Hayes will be entitled to participate in pension, profit sharing, group insurance, hospitalization, group health and benefit plans, perquisites, and all other benefits and plans the Company provides to its senior officers. If at any time during the term, the Company does not provide its senior executives with health insurance, Mr. Hayes will be entitled to secure such insurance for himself and his immediate family and the Company will reimburse him for the cost of such insurance.

The Hayes Agreement provides that upon Mr. Hayes’ termination due to (A) his death, (B) disability, (C) by the Company without cause (as defined in the Hayes Agreement), or (D) due to the Company not renewing the Hayes Agreement term, he or his estate will be entitled to the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, and (iii) the pro-rata portion of any earned annual bonus.

If Mr. Hayes’ employment is terminated (A) by Mr. Hayes for good reason (as defined in the Hayes Agreement) or (B) within 30 days of a change in control (as defined in the Hayes Agreement), then Mr. Hayes will be entitled to receive the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, (iii) the pro-rata portion of any earned annual bonus, and (iv) full vesting of all outstanding and then unvested equity awards.

Soo Yu

On April 3, 2023, we entered into an employment agreement with Soo Yu (the “Yu Agreement”). The Yu Agreement has a one-year term, which the Company may extend at its discretion. If the Company does not extend the term, Ms. Yu’s continued service with us will be limited to broker services, which will be provided on an at-will basis.

The Yu Agreement provides that Ms. Yu shall receive a base salary of $150,000 per annum, which must be paid through the end of the term or any extension of the term unless Ms. Yu is terminated for cause (as defined in the Yu Agreement) or terminates voluntarily without Good Reason (as defined in the Yu Agreement). Additionally, the Yu Agreement provides that Ms. Yu will be entitled to receive a performance bonus based on the gross revenue she generates over a trailing twelve-month period in accordance with the formula below. The terms and conditions of the Yu Agreement has been previously disclosed in the Company’s filings.

Trailing 12 month Gross Revenue ($)	Grid
1 to 999,999	50%
1,000,000 to 1,999,999	55%
2,000,000 and up	60%

Kyle Wool

On October 12, 2022, our subsidiary Dominari Financial entered into an employment agreement with Kyle Wool (the “Wool Agreement”), pursuant to which Mr. Wool serves as the Chief Executive Officer of Dominari Financial. The term of the Wool Agreement is five years with automatic one-year extensions unless either Dominari Financial or Mr. Wool gives six months’ non-renewal notice.

The Wool Agreement provides that Mr. Wool shall receive an annual base salary of $500,000 and an annual bonus. The annual bonus is paid in a combination of cash and shares of our common stock upon Dominari Financial’s achievement of certain annual revenue targets, as stated in the table below.

Annual Revenue	Annual Bonus
$3,500,000 or more	$150,000, plus 154,559 shares
Between $7.5mm and $15mm	$250,000, plus 154,599 shares
$15mm or more	$500,000, plus 154,559 shares

Our Board may adopt different or additional performance criteria for future years after consultation with Mr. Wool, provided that such criteria must be reasonably attainable. The bonus, to the extent earned, will be paid following the completion of our annual audit and public announcement of such results (and in all cases by July 31 of the year following the performance year), provided that Mr. Wool is actively employed on April 15th of the year following the performance year. In 2024, the payment of the bonuses was accelerated and paid upon the incremental certification by our Compensation Committee that the Company achieved the applicable revenue targets.

The Wool Agreement also provides that Mr. Wool will be entitled to participate in pension, profit sharing, group insurance, hospitalization, group health and benefit plans, perquisites, and all other benefits and plans Financial provides to its senior officers. If at any time during the term, Dominari Financial does not provide its senior executives with health insurance, Mr. Wool will be entitled to secure such insurance for himself and his immediate family and Dominari Financial will reimburse him for the cost of such insurance.

Pursuant to the Wool Agreement, Mr. Wool is entitled to receive the following: (i) the support of an administrative assistant, (ii) reimbursement for his personal cell phone expenses, (iii) a monthly expense account of up to $20,000 for his business use, (iv) up to $100,000 in reimbursement for health care and social club memberships, and (v) subject to Dominari Financial’s consent, reimbursement for all other reasonable out-of-pocket expenses actually incurred or paid by Mr. Wool in the course of his employment.

The Wool Agreement provides that upon Mr. Wool’s termination due to (A) his death, (B) his disability, (C) within 40 days of the consummation of change in control transaction (as defined in the Wool Agreement), or (D) due to Dominari Financial not renewing the Wool Agreement term, he or his estate will be entitled to the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, and (iii) the pro-rata portion of any earned annual bonus.

If Mr. Wool’s employment is terminated (A) by Mr. Wool for good reason (as defined in the Wool Agreement) or (B) by Dominari Financial without cause (as defined in the Wool Agreement), then Mr. Wool will be entitled to receive the following: (i) twelve months’ base salary paid in a lump sum, (ii) continued group health coverage (if validly elected) for 12 months at the same cost as applied prior to his termination, (iii) the pro-rata portion of any earned annual bonus, and (iv) full vesting of all outstanding and then unvested equity awards.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

The Company does not maintain a policy on the timing of awards of options in relation to the disclosure of material nonpublic information. Our Board and Compensation Committee did not take into account any material nonpublic information in determining the timing of the equity awards made to our NEOs in 2024, as such awards were made pursuant to their employment agreements and granted upon the attainment of specified performance goals. We did not time the disclosure of material nonpublic information for the purpose of affecting the value of our executive compensation in 2024.

Retirement Benefits

Our NEOs are eligible to participate in our 401(k) plan, which is a defined contribution plan offered to all of our full-time employees. There are no other retirement benefit arrangements covering our NEOs.

Termination and Change in Control Benefits

The material terms of the contracts with each of our NEOs are summarized above, including the payments to NEOs at, following, or in connection with the resignation, change in control, or other termination of an NEO.

Outstanding Equity Awards at December 31, 2024

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Anthony Hayes	2,941	—	$10.88	12/23/2030
Soo Yu	—	—	—	—
Kyle Wool	—	—	—	—

____________

(1)      These options are fully vested.

Pay versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information regarding “compensation actually paid”, as defined in Item 402(v). In accordance with SEC rules, the “compensation actually paid” amounts shown in the table below for each applicable year reflect certain adjustments to the values reported in the Summary of Compensation Table as described in the footnotes to the following table.

In accordance with the transitional relief under the SEC rules for smaller reporting companies, only three years of information is required as this is the Company’s first year of disclosure under Item 402(v) of Regulation S-K.

Year (a)	Summary Compensation Table Total for PEO(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs(4) (e)	Value of Initial Fixed $100 Investment Based On TSR(5) (f)	Net Income (Loss)(6) (g)
2024	2,776,692	2,776,692	2,626,479	2,626,479	$9.97	$(14,954)
2023	$1,000,000	$1,000,000	$4,453,138	$4,453,138	$25.82	$(22,882)
2022	$1,693,350	$1,693,350	$406,499	$406,499	$32.70	$(22,107)

____________

(1)      For each year shown, the PEO was the Chief Executive Officer, Anthony Hayes. The values reflected in this column reflect the “Total Compensation” paid to Mr. Hayes, the Company’s Principal Executive Officer, as set forth in the Summary of Compensation Table.

(2)     The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Hayes, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Hayes during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to determine the “compensation actually paid” amounts reported above for Mr. Hayes

Reconciliation of Summary of Compensation Table Total to Compensation Actually Paid for CEO	2024	2023	2022
Summary of Compensation Table Total	$2,776,692	$1,000,000	$1,693,350
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$(641,235)		$(484,888)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date	$641,235		$484,888

Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End

Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date

Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Compensation Actually Paid	$2,776,692	$1,000,000	$1,693,350

(3)     For 2022, the non-PEO NEOs were Darrell Dotson, Carlos Aldavero and Christopher Devall. For 2023 and 2024, the non-PEO NEOs were Soo Yu and Kyle Wool. The values reflected in this column reflect the average “Total Compensation” paid to each of the non-PEO NEOs in the applicable year, as set forth in the Summary of Compensation Table for the applicable year.

(4)     The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-PEO NEOs, as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to such persons during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid:

Reconciliation of Average Summary of Compensation Table Totals for non-PEO NEOs to Average Compensation Actually Paid to non-PEO NEOs	2024	2023	2022
Average Summary of Compensation Table Total	$2,626,479	$4,453,138	$406,499
Less: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$(641,235)	$(5,266,666)	$(193,851)
Plus: Fair Value of Awards Granted during Applicable Fiscal Year that Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End
Plus: Fair Value of Awards Granted During the Applicable Fiscal Year that Vested During the Applicable Fiscal Year, Determined as of the Vesting Date	$641,235	$5,266,666	$193,851

Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that were Outstanding and Unvested as of the Applicable Fiscal Year End, Determined Based on the Change in ASC 718 Fair Value from Prior Fiscal year End to the Applicable Fiscal Year End

Plus (Less): Adjustment for Awards Granted During a Prior Fiscal Year that Vested During the Applicable Fiscal year, Determined based on the Change in ASC 718 Fair Value from the Prior Fiscal Year End to the Vesting Date

Less: ASC 718 Fair Value of Awards Granted During a Prior Fiscal Year that were Forfeited During the Applicable Fiscal Year, determined as of the Prior Fiscal Year End
Plus: Dividends or Other Earnings Paid During the Applicable Fiscal year Prior to the Vesting Date
Plus: Incremental Fair Value of Options/SARs Modified During the Applicable Fiscal Year
Average Compensation Actually Paid	$2,626,479	$4,453,138	$406,499

(5)      Cumulative Total Share Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)      The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

The following graph illustrates the amount of “compensation actually paid” (“CAP”) to Mr. Hayes and the average amount of CAP to the Company’s Named Executive Officers as a group (excluding Mr. Hayes) relative to the Company’s cumulative TSR over the three years presented in the table.

Pay Versus TSR 2022 - 2024
Compensation Actually Paid ($thousands)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
Indexed Total Shareholder Return
35
30
25
20
15
10
5
-
2022
2023
2024
CAP to PEO
Avg Comp to non-PEO NEO
TSR

Compensation Actually Paid and Net Loss

As demonstrated by the following table, the amount of CAP to Mr. Hayes and the average amount of CAP to the Company’s Named Executive officers as a group (excluding Mr. Hayes) is not aligned with the Company’s net loss over the three years presented in the table. The Company has not used net loss as a performance measure in the overall executive compensation program.

Pay Versus Net Income (Loss) 2022 - 2024
Compensation Actually Paid ($thousands)
5,000
4,000
3,000
2,000
1,000
-
Annual Net Income (Loss) ($ thousands)
-
(5,000)
(10,000)
(15,000)
(20,000)
(25,000)
2022
2023
2024
CAP to PEO
Avg Comp to non-PEO NEO
Net Income

Director Compensation

Our non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2024:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2024.

	Fees earned or paid in cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Vander Zanden(3)	48,750	—	—	—	—	—	48,750
Tim Ledwick(4)	65,000	—	—	—	—	—	65,000
Gregory Blattner(5)	65,000	—	—	—	—	—	65,000
Robert Dudley(6)	65,000	—	—	—	—	—	65,000
Kyle Haug(7)	65,000	—	—	—	—	—	65,000
Ronald Lieberman(8)	—	—	—	—	—	3,551	3,551

____________

(1)      All stock awards were granted in accordance with ASC Topic 718 — Compensation — Stock Compensation.

(2)      As of December 31, 2024, the aggregate number of stock and option awards held by each director was as follows:

•        Robert J. Vander Zanden holds 2,941 option awards;

•        Tim Ledwick holds 2,941 option awards;

•        Gregory Blattner holds 2,941 option awards; and

•        Robert Dudley holds 2,941 option awards.

(3)      Mr. Vander Zanden was paid $48,750 in cash compensation for his service as a director in 2024. Mr. Vander Zanden retired from our board at the end of the third quarter 2024.

(4)      Mr. Ledwick was paid $65,000 in cash compensation for his service as a director in 2024.

(5)      Mr. Blattner was paid $65,000 in cash compensation for his service as a director in 2024

(6)      Mr. Dudley was paid $65,000 in cash compensation for his service as a director in 2024.

(7)      Mr. Haug was paid $65,000 in cash compensation for his service as a director in 2024.

(8)      Mr. Lieberman did not earn any cash compensation for his service as a director in 2024, which began on December 20, 2024. During 2024, Mr. Lieberman also served on the Company’s Advisory Board, for which he earned $3,551.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock, Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and Series D-1 Convertible Preferred Stock (the “Series D-1 Preferred Stock”) owned beneficially as of October 13, 2025, the Record Date, by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock and Series D-1 Preferred Stock. As of October 13, 2025, the Record Date, there were 15,998,027 shares of common stock outstanding, 3,825 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned			Series D Preferred Stock		Series D-1 Preferred Stock
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors and Executive Officers
Anthony Hayes	1,730,814	(2)	10.82%	—	—	—	—
Tim S. Ledwick	51,702	(3)	*	—	—	—	—
Brian Parsley	0	(4)	*	—	—	—	—
Gregory James Blattner	54,170	(5)	*	—	—	—	—
Kyle Wool	2,428,817	(6)	15.18%	—	—	—	—
Kyle Haug	53,227	(7)	*	—	—	—	—
Christopher Devall	468,338	(8)	2.93%	—	—	—	—
All Directors and Officers as a Group (7 persons)	4,787,068		29.92%

5% or Greater Stockholders
Donald J. Trump, Jr.	966,138	(9)	6.04%	—	—	—	—
Eric Trump	966,138	(10)	6.04%	—	—	—	—
Blue Finn Group LLC	819,884	(11)	5.12%	—	—	—	—
Daniel W. Armstrong	10	(12)	*	1,350	35.29%	—	—
R. Douglas Armstrong	4	(13)	*	450	11.77%	—	—
Francis Howard	7	(14)	*	900	23.53%	—	—
Charles Strogen	9	(15)	*	1,125	29.41%	—	—
Chai Lifeline Inc.	7	(16)	*	—	—	834	100%

____________

*        Less than 1% of the outstanding shares of the Company’s common stock.

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)      Includes 1,727,873 shares of common stock and 2,941 options for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(3)      Includes 31,471 shares of common stock, 2,941 options for purchase of shares of common stock, and 17,290 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(4)      Includes 0 shares of common stock and 0 options for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(5)      Includes 22,411 shares of common stock, 2,941 options for purchase of shares of common stock, and 28,818 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(6)      Includes 1,186,828 shares of common stock and 1,241,989 shares of common stock directly owned by Mr. Wool’s spouse, Soo Yu, which are deemed to be beneficially owned by Mr. Wool.

(7)      Includes 24,409 shares of common stock and 28,818 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(8)      Includes 410,702 shares of common stock and 57,636 warrants for purchase of shares of common stock, which are exercisable within 60 days of the Record Date.

(9)      According to a Schedule 13G filed by Donald J. Trump, Jr. with the SEC on February 24, 2025. The business address of Donald J. Trump, Jr. is 115 Eagle Tree Terrace, Jupiter, Florida 33477.

(10)    According to a Schedule 13G filed by Eric Trump with the SEC on February 24, 2025. The business address of Eric Trump is 115 Eagle Tree Terrace, Jupiter, Florida 33477.

(11)    According to a Schedule 13G filed by Blue Finn Group LLC with the SEC on March 3, 2025. The business address of Blue Finn Group LLC. is 4843 Three Oaks Blvd., Sarasota, FL 34233.

(12)    Represents 10 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Daniel W. Armstrong is 611 Loch Chalet Ct, Arlington, TX 76012-3470.

(13)    Represents 4 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of R. Douglas Armstrong is 570 Ocean Dr. Apt 201, Juno Beach, FL 33408-1953.

(14)    Represents 7 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Francis Howard is 376 Victoria Place, London, SW1 V1AA, United Kingdom.

(15)    Represents 9 shares of common stock issuable upon conversion of the Series D Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Charles Strogen is 6 Winona Ln, Sea Ranch Lakes, FL 33308-2913.

(16)    Represents 7 shares of common stock issuable upon conversion of the Series D-1 Preferred Stock, which are convertible within 60 days of the Record Date. The business address of Chai Lifeline Inc. is 151 West 30th Street, Fl. 3, New York, NY 10001-4027.

Effective October 11, 2023, the Company and Continental Stock Transfer & Trust Co. entered into a certain rights agreement (the “Rights Agreement”). The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 4.99% or more of our common stock, in connection with, (x) the Company consolidating, or merging into any other person, (y) any person consolidates or merges with or into the Company or (z) the Company sells or otherwise transfers to any person or persons, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock. All rights held by an acquirer or offer or expire on the announced acquisition date, and all rights expire at the earliest of: (i) the close of business on October 11, 2025, subject to extension; (ii) the time at which the Rights are redeemed; (iii) the time at which the rights are exchanged; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to a specified agreement; (vi) the close of business on the date the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of tax benefits; and (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits are available to be carried forward. Each right entitles a stockholder to acquire, at a price of $5.00 per one one-thousandth of a share of our Series Q Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Rights Agreement. At the discretion of a majority of the Board and within a specified time period, we may redeem all of the rights at a price of $0.0001 per right. The Board may also amend any provisions of the Rights Agreement prior to exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board consists of: Mr. Anthony Hayes, Mr. Brian Parsley, Mr. Kyle Wool, Mr. Gregory James Blattner and Mr. Kyle Haug. The Board has determined that Mr. Parsley, Mr. Blattner, and Mr. Haug are independent directors within the meaning of the applicable Nasdaq rules. Our Audit, Compensation, and Nominating Committees consist solely of independent directors.

In 2021, the Company engaged the services of Revere Securities, LLC (“Revere”) to assist in the management and building of the Company’s investment processes. Kyle Wool, one of the Company’s board members, was previously a member of the board of directors of Revere until June 2023 and held approximately 30% of Revere’s outstanding equity until May 20, 2025. From time to time, Company participates in offerings of securities as an underwriter in transactions in which Revere is also participating as an underwriter. On such transactions, the Company earned $0 and $103,470 in the three months ending September 30, 2025, and 2024, respectively. On such transactions, the Company earned $318,405 and $313,960 in the nine months ending September 30, 2025, and 2024, respectively. As of May 20, 2025, Kyle Wool no longer holds an equity interest in Revere.

The Company collected fees on behalf of Series which were intended for future expenses of each Series entity. As of September 30, 2025, such amount was approximately $53,000.

During the year ended December 31, 2024, the Company entered into employee loans with various employees totaling $2.4 million. The terms of the loan agreements range from 3 years to 7 years, with an average annual interest rate of approximately 3.2%. The total interest received for the period ended September 30, 2025, was approximately $0.6 million As of September 30, 2025, the total outstanding balance of the employee loans was $1.9 million.

Certain of the Company’s investments are made through related party special purpose vehicles. These are included within the footnotes of the Company’s consolidated financial statements and include the following investments: investment in Revere Master SPV Series 1 (Qxpress Pte Ltd), investment in Revere Master SPV Series VI (TessPay, Inc.), investment in Dominari Master SPV LLC Series VI (X.AI Corp. d.b.a. xAI), investment in Dominari Master SPV LLC Series XI (Cerebras Systems Inc.), investment in Dominari Master SPV LLC Series XII (Groq, Inc.), investment in American Ventures LLC Series XIX (Skyline Builders Group Holdings Ltd.), and American Ventures LLC Series XIV (JFB Construction Holdings).

The Company earns revenues for managing certain pooled investment vehicles which are related parties. These include the entirety of the management fee revenues $0.3 million included within the advisory and management fees caption within the statement of operations. As of September 30, 2025, the total amount of contract liabilities disclosed in the Company’s financial statements represented amounts received in advance of revenue earned on managing such related party investment vehicles.

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible for the approval of all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of two independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market). The Audit Committee operates under a written charter, which is available at www.dominariholdings.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2024.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Brian Parsley

Kyle Haug

PROPOSAL 1:
ELECTION OF CLASS II DIRECTOR

One Class II Director is to be elected at the meeting to serve until the 2028 annual meeting of stockholders and until his respective successor shall have been elected and has qualified or until his earlier resignation or removal. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the one (1) nominee listed below. Although it is not anticipated that the nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election to the Board requires a plurality of the affirmative vote of the Voting Capital present and entitled to vote on the election of directors at the 2025 Annual Meeting at which a quorum is present.

Directors Standing for Election: Nominees for Class II Director

The following table sets forth the one (1) Class II nominee for membership on the Board. It also provides certain information about the nominee as of the Record Date.

Name	Age	Position	Director Class to Serve on	Director Since
Anthony Hayes	56	Chief Executive Officer and Chairman of the Board	I	2013

The biography of our class II nominee for membership on the Board is as follows:

Anthony Hayes

Mr. Anthony Hayes, a director and Chief Executive Officer since 2013, has served as the Chief Executive Officer of North South since March 2013 and since June 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board of Directors believes Mr. Hayes is qualified to serve as a director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer. Mr. Hayes executive experience provides him with valuable business expertise, which the Board believes qualifies him to serve as a Class II director of the Company.

Directors Not Standing for Election

Name	Age	Position	Director Since
Gregory James Blattner	48	Director	2018
Brian Parsley	54	Director	2025
Kyle Wool	48	President and Director	2021
Kyle Haug	43	Director	2023

The biographies of our independent directors are as follows:

Gregory James Blattner

Mr. Gregory James Blattner, who joined as a member of our Board in 2018, has nearly ten years of experience in the technology industry specializing in financial services. Since January 2022, he has served as the Vice President of AHEAD’s Managed Services business. AHEAD is technology services integrator that helps its clients architect, deploy and manage all multiplatform hybrid technology solutions. Prior to AHEAD, Mr. Blattner spent 7 years at Agio, a progressive managed information technology and cybersecurity services provider, where he was responsible for sales and account management of enterprise accounts. Prior to Agio, from May 2013 to December 2013, Mr. Blattner was a business development manager for the Eikon platform at Thomson Reuters. From 2010 to 2013, Mr. Blattner was a sales manager at American Express for its foreign exchange business. From 2005 to 2009, Mr. Blattner held various positions at JPMorgan, first in the operational risk management arm of the investment bank and later in Foreign Exchange product sales for its treasury services business. From 2000 to 2004, Mr. Blattner was an associate at Morgan Stanley’s corporate treasury funding desk. He earned a bachelor’s degree from Iona College. The Board believes Mr. Blattner’s extensive experience in technology and operations solutions qualifies him to serve as a director of the Company.

Brian Parsley

Mr. Parsley, who joined as a member of our Board in September 2025, has more than 30 years of experience in entrepreneurship, sales and leadership development. He has founded and successfully exited multiple companies, including USAhire.com and WeSkill, which were both acquired. Parsley is a co-founder of The Constance Group, where he partners with organizations to transform sales and leadership cultures through behavioral science and human connection, where he has served since January 2001. From May 2009 to December 2013, he served as President at WeSkill, an online employment company. Prior to his experience at WeSkill, he served as President at Train One, which specializes in online sales training from 2001 to 2009. From May 1999 to January 2002, he served as President at USAhire, an online internet recruitment site, which was sold in 2001.

At the core of Parsley’s philosophy is The Human Factor™, a proprietary framework he developed to help leaders and organizations leverage authentic human connection as a driver of performance and trust in the digital age. Through this approach, he advises executives and teams on strategies to enhance performance, strengthen communication and drive measurable business outcomes. His work has helped companies across industries create more engaged workforces, build stronger client relationships and achieve sustainable growth in highly competitive markets.

Widely respected for his expertise, Mr. Parsley has consulted with Fortune 500 companies, been recognized as a Top 40 Executive Under 40 by the Business Journal and is a frequent contributor to leading business publications and industry conferences. The Board believes Mr. Parsley’s experience in entrepreneurship, sales and leadership development qualifies him to serve as a director of the Company,

Director Compensation

Our non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2024:

Annual Retainer	$65,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2024.

	Fees earned or paid in cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert J. Vander Zanden(3)	48,750	—	—	—	—	—	48,750
Tim Ledwick(4)	65,000	—	—	—	—	—	65,000
Gregory Blattner(5)	65,000	—	—	—	—	—	65,000
Robert Dudley(6)	65,000	—	—	—	—	—	65,000
Kyle Haug(7)	65,000	—	—	—	—	—	65,000
Ronald Lieberman(8)	—	—	—	—	—	3,551	3,551

____________

(1)      All stock awards were granted in accordance with ASC Topic 718 — Compensation — Stock Compensation.

(2)      As of December 31, 2024, the aggregate number of stock and option awards held by each director was as follows:

•        Robert J. Vander Zanden holds 2,941 option awards;

•        Tim Ledwick holds 2,941 option awards;

•        Gregory Blattner holds 2,941 option awards; and

•        Robert Dudley holds 2,941 option awards.

(3)      Mr. Vander Zanden was paid $48,750 in cash compensation for his service as a director in 2024. Mr. Vander Zanden retired from our board at the end of the third quarter 2024.

(4)      Mr. Ledwick was paid $65,000 in cash compensation for his service as a director in 2024.

(5)      Mr. Blattner was paid $65,000 in cash compensation for his service as a director in 2024

(6)      Mr. Dudley was paid $65,000 in cash compensation for his service as a director in 2024.

(7)      Mr. Haug was paid $65,000 in cash compensation for his service as a director in 2024.

(8)      Mr. Lieberman did not earn any cash compensation for his service as a director in 2024, which began on December 20, 2024. During 2024, Mr. Lieberman also served on the Company’s Advisory Board, for which he earned $3,551.

Vote Required

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE ABOVE-MENTIONED NOMINEE UNDER THIS PROPOSAL 1.

PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed CBIZ CPAs P.C. (“CBIZ”), to serve as our independent registered public accounting firm for the year ending December 31, 2025. A representative of CBIZ is expected to be present at the 2025 Annual Meeting.

On November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum LLP (“Marcum”) which was engaged as the independent registered public accounting firm of the Company. As a result of this transaction, on April 25, 2025, Marcum resigned as auditor of the Company, and with the approval of the Audit Committee of the Company’s Board of Directors, CBIZ CPAs P.C. was engaged as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

The reports of Marcum regarding the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees for professional services rendered by Marcum for audit and other services provided for the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees	$562,000	$419,360
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$562,000	$419,360

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2024 and 2023. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Vote Required

The affirmative vote of a majority votes cast at the 2025 Annual Meeting is required for the ratification of the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CBIZ AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 UNDER THIS PROPOSAL 2.

PROPOSAL 3:
THE APPROVAL OF AN AMENDMENT TO SECTION 4(A) OFTHE COMPANY’S 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE WITH RESPECT TO AWARDS GRANTED UNDER THE 2022 PLAN FROM 11,404,404 SHARES OF COMMON STOCK TO 11,720,750 SHARES OF COMMON STOCK

Background

The stockholders are being asked to approve amendments to Section 4(a) of the Dominari Holdings Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 shares of common stock to 11,720,750 shares of common stock.

We believe strongly that the increase in shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan is essential to our continued success and therefore is in the best interests of the Company and our stockholders. Our employees are our most valuable assets. The Board believes that grants of stock options, restricted stock units, performance-based restricted stock units and other equity awards under the 2022 Plan help create long-term equity participation in the Company and thereby assist us in attracting, retaining, motivating and rewarding employees, directors, and consultants. The Board also believes that long-term equity compensation is essential to link executive pay to long-term stockholder value creation.

As of the Record Date, there were 166,463 shares of common stock remaining available for the grant of awards under the 2022 Plan. On October 1, 2025, we entered into an employment agreement with Tim Ledwick, the Company’s Chief Financial Officer. In connection with such agreement, the Company agreed to recommend that the Board grant Mr. Ledwick a restricted stock grant covering a number of shares of the Company equal to approximately 2.0% of the Company’s outstanding stock. The Company does not currently have a sufficient number of shares available under the 2022 Plan to make the equity grant to Mr. Ledwick. Therefore, the Company is seeking stockholder approval to increase the number of shares available for issuance under the 2022 Plan. All of the new shares added to the 2022 Plan will be used to make an equity grant to Mr. Ledwick.

The above-described amendments to the 2022 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 shares of common stock to 11,720,750 shares of common stock was approved pursuant to a unanimous written consent of our Compensation Committee on October 20, 2025 and will not be effective unless and until it is approved by our stockholders. If our stockholders do not approve the amendments to the 2022 Plan, the amendments will not take effect, but we may continue to grant rights to purchase shares under the 2022 Plan in accordance with the current terms and conditions of the 2022 Plan; provided, however, that no awards will be made under the 2022 Plan for an aggregate number of shares of common stock in excess of the current share reserve unless and until the stockholders approve the amendments to the 2022 Plan, with respect to such increase (excepting the 2022 Plan’s evergreen provision). The Board has determined that it is in the best interests of us and our stockholders that these amendments to the 2022 Plan be approved and is asking our stockholders for their approval of these amendments to the 2022 Plan. The form of Amendment No. 2 to the 2022 Equity Incentive Plan, which includes these amendments only is attached as Annex A to this Proxy Statement.

Description of 2022 Plan

Purposes

The purposes of the 2022 Plan are to attract, retain, and motivate employees, directors, and consultants (collectively, “Service Providers”), provide additional incentives to Service Providers, and promote the success of the Company’s business, by providing Service Providers with opportunities to acquire the Company’s shares, or to receive monetary payments based on the value of such shares. The 2022 Plan is also intended to assist in further aligning the interests of the Company’s Service Providers to those of its stockholders.

Administration

The 2022 Plan is administered by a committee of at least one director of the Company that the Board may appoint, or by the Board itself (the “Administrator”).

Eligibility

The Administrator has the discretion to select any Service Provider to receive an equity award (“Award”), although incentive stock options may be granted only to employees. A Service Provider who is designated as a participant in the 2022 Plan (a “Participant”) in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. As of the Record Date, approximately 33 employees, 3 directors, and 26 consultants are eligible to receive awards under the 2022 Plan.

Limitations on Incentive Awards

Each stock option will be designated in individual award agreements with Participants (“Award Agreements”) as either an incentive stock option or a nonqualified stock option. If the aggregate fair market value of the shares under an incentive stock option are exercisable for the first time by a Participant during any calendar year exceeds $100,000, such stock options will be treated as nonqualified stock options. The fair market value of the shares will be determined as of the time the stock option is granted.

In the case of the grant of an incentive stock option, the term will be ten (10) years from the date of grant, or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an incentive stock option granted to a Participant who, at the time the incentive stock option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the term of the incentive stock option will be five (5) years from the date of grant, or such shorter term as may be provided in the Award Agreement.

No stock option shall be treated as an incentive stock option unless the 2022 Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1), provided that any stock option intended to be an incentive stock option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such stock option shall be treated as a nonqualified stock option unless and until such approval is obtained.

In the case of a grant of an incentive stock option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a stock option intended to be an incentive stock option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such stock option or portion thereof shall be treated as a nonqualified stock option appropriately granted under the 2022 Plan.

Clawback Policy

By accepting an award, Participants are agreeing to be bound by the Company’s clawback policy, which may be amended from time to time by the Company in its discretion and are further agreeing that all Awards may be unilaterally amended by the Company to the extent needed to comply with the clawback policy.

Vesting Conditions

Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in each Award Agreement. Vesting conditions may include service-based conditions, performance-based conditions, such other conditions as the Administrator may determine. The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a three (3) year period, with one-third (1/3) of the Award vesting on each annual anniversary of the date of grant.

Stock Options

Each stock option granted under the 2022 Plan is subject to the following terms and conditions:

•        Exercise Price.    The per share exercise price for shares to be issued pursuant to exercise of a stock option will be determined by the Administrator but shall be no less than 100% of the fair market value per Share on the date of grant, subject to Section 7(a) of the 2022 Plan.

•        Exercise Period.    Stock options granted under the 2022 Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, that no stock option shall be exercisable later than ten (10) years after the date it is granted.

•        Consideration.    The consideration for shares issued upon exercise of options generally will be payable in cash (or check) at the time when such shares are purchased by the Participant, except as specified by the Administrator. The Administrator may accept as payment the surrender of other shares, broker-assisted cashless exercise, a notice of “net exercise” to the Company, such other consideration to the extent permitted by applicable laws, or any combination of the foregoing.

•        No Repricing.    Notwithstanding any of the Administrator’s powers granted under the 2022 Plan, and except for permissible adjustments or stockholder approval, outstanding options may not be re-priced.

Stock Appreciation Rights (SARs)

Each SAR will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The exercise of each SAR will entitle the Participant to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price; times (ii) the number of shares with respect to which the SAR is exercised. As a general rule, the exercise price of a SAR must be no less than 100% of the fair market value of the common stock on the date the SAR is granted. Otherwise, the Administrator, subject to the provisions of the 2022 Plan, will have complete discretion to determine the terms and conditions of SARs granted under the 2022 Plan.

Restricted Stock Grants

Each Award of restricted stock will be evidenced by an Award Agreement that will specify the period of restriction and the applicable restrictions, the number of shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. During the period of restriction, a Participant holding restricted stock may exercise the voting rights applicable to those restricted shares, unless the Administrator determines otherwise. During the period of restriction, a Participant holding restricted stock will also be entitled to receive all dividends and other distributions paid with respect to such restricted stock unless otherwise provided in the Award Agreement.

Restricted Stock Units (RSUs)

Restricted stock units (“RSUs”) are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of RSUs are made, the number of RSUs to be awarded, the time or times within which awards of RSUs may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of RSU Awards. The value of the RSUs may be paid in shares of common stock, cash, other securities, other property or a combination of the foregoing, as determined by the Administrator.

The holders of RSUs will have no voting rights. Prior to settlement or forfeiture, RSUs awarded under the 2022 Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while each RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, shares of common stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they are payable.

Other Stock-Based Awards

The Administrator may grant Other Stock-Based Awards, in addition to or in tandem with other Awards, in such amounts, on such terms and conditions, and for such consideration, as the Administrator determines in its discretion. The Administrator shall have the authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Tax Withholding

Participants in the 2022 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares to be issued pursuant to an Award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The Administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to an Award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the shares, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2022 Plan will be adjusted to reflect such event, and the Administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of the shares covered by outstanding awards made under the 2022 Plan.

Performance Criteria

The Administrator may establish performance-based conditions for an Award which may be based on the attainment of specific levels of performance of the Company. A list of criteria which the Administrator may, but is not limited to, consider may be found in Section 12(b) of the 2022 Plan. Any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles.

Adjustments

In the event that any dividend or other distribution, recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs such that the Administrator determines that an adjustment is appropriate, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of shares which may be delivered under the 2022 Plan, the number, class and price of shares subject to outstanding awards, and the numerical limits stated in the 2022 Plan.

Change in Control

In the event of a change in control of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the acquiring or successor corporation or a parent of the acquiring or successor corporation. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the shares, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability

Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, except to a Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

Amendment and Termination of the 2022 Plan

The 2022 Plan became effective on December 5, 2022. The Board may at any time amend, alter, suspend, or terminate the 2022 Plan. The Company may obtain stockholder approval of any amendment to the 2022 Plan to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with applicable laws, including any amendment that (i) increases the number of shares available for issuance under the 2022 Plan or (ii) changes the persons or class of persons eligible to receive Awards.

Certain United States Federal Income Tax Aspects

The following is a summary of the principal U.S. federal income tax consequences of certain Awards under the 2022 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary does not describe all federal tax consequences under the 2022 Plan, nor does it describe state or local tax consequences.

The 2022 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options.    No taxable income is generally realized by the Participant upon the grant or exercise of an incentive stock option. If the shares issued to a Participant pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price will be taxed to the Participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the Participant.

If the shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the Participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such Shares) over the option exercise price thereof, and (ii) the Company or a subsidiary will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering Shares.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options.    No income is generally realized by the Participant at the time a nonqualified option is granted. Generally (i) at exercise, ordinary income is realized by the Participant in an amount equal to the difference between the option exercise price and the fair market value of the Shares on the date of exercise, and either the Company or a subsidiary receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the Shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering Shares. Upon exercise, the Participant will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards.    For all other Awards under the 2022 Plan, either the Company or a subsidiary generally will be entitled to a tax deduction in an amount equal to the ordinary income realized by the Participant at the time the Participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an Award is exercised, vests or becomes non-forfeitable, unless the Award provides for deferred settlement.

A Participant’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the Participant’s capital gain holding period for those shares will begin on the day after they are transferred to the Participant.

Parachute Payments.    The vesting of any portion of an Award that is accelerated due to the occurrence of a change in control may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A.    The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2022 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. RSUs are subject to Section 409A unless they are settled within 2 ½ months after the end of the later of (i) the end of the Company’s fiscal year in which vesting occurs or (ii) the end of the calendar year in which vesting occurs. If an Award is subject to Section 409A and the provisions for the exercise or settlement of that Award do not comply with Section 409A, then the Participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to an additional 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the Participant’s usual marginal rate for ordinary income.

New Plan Benefits

As described above, all of the shares added to the 2022 Plan through this proposal will be allocated to a grant to Mr. Ledwick.

Dominari Holdings Inc. 2022 Equity Incentive Plan

Name and Position	Dollar Value ($)	Number of Units
Anthony Hayes, Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer	—	—
Kyle Wool, President	—	—
Tim Ledwick	$1,746,230	316,346
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

Explanation of Amendments

Section 4(a) of the 2022 Plan currently provides as follows:

“(a) Basic Limitation.    Subject to the provisions of Sections 4(b) and 14, the maximum aggregate number of Shares that may be issued under the Plan is Eleven Million Four Hundred Four Thousand Four Hundred Four (11,404,404) shares (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.”

The Board of Directors has authorized and approved an increase in the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 shares of common stock to 11,720,750 shares of common stock. In the event that Proposal 3 is approved by our stockholders at the Special Meeting, Section 4(a) of the 2022 Plan will, thereafter, each read in its entirety as follows:

“(a) Basic Limitation.    Subject to the provisions of Sections 4(b) and 14, the maximum aggregate number of Shares that may be issued under the Plan is Eleven Million Seven Hundred Twenty Thousand Seven Hundred Fifty (11,720,750) shares (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.”

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the 2022 Plan Amendment Proposal. Abstentions will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE 2022 EQUITY INCENTIVE PLAN AMENDMENT PROPOSAL

PROPOSAL 4:
THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(D), OF THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK (OR SECURITIE EXERCISABLE FOR SHARES OF COMMON STOCK), IN ONE OR MORE NON-PUBLIC FINANCING TRANSACTION, IN AN AGGREGATE AMOUNT EXCEEDING 19.99% OF THE COMPANY’S OUTSTANDING COMMON STOCK OR VOTING POWER, AT A PRICE THAT MAY BE BELOW THE MINIMUM PRICE (AS DEFINED IN THE NASDAQ RULES) PURSUANT TO THE ISSUANCE OF SHARES OF COMMON STOCK (OR SECURITIES EXERCISABLE FOR COMMON STOCK) PURSUANT TO THOSE CERTAIN ADVISORY AGREEMENTS, AS AMENDED, WITH THE COMPANY’S BOARD OF ADVISORS

Background

On February 10, 2025, the Company entered into advisory agreements (the “Advisory Agreements”) with various individuals who were issued shares of common stock (the “Advisory Shares”). The Advisory Agreements are for a term of two years but are able to be canceled by either party. As part of the Advisory Agreements, 2,550,000 shares of common stock were issued on February 18, 2025. An additional 850,000 shares may be issued under the terms of the Advisory Agreements when certain provisions are met which as of the date hereof is probable. Upon issuance of the final tranche of 850,000 shares of common stock, the total amount of shares of common stock issued under the Advisory Agreements may in the aggregate represent an issuance of greater than 19.99% of the Company’s outstanding common stock or voting power at a price that may be below the Minimum Price (as defined in the Nasdaq rules). Advisory Shares that have previously been issued pursuant to the Advisory Agreements will not be permitted to vote on the Nasdaq Proposal.

Why We Need Stockholder Approval

Nasdaq Listing Rule 5635(b) requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 19.99% of the shares of an issuer by one person or a group of affiliated persons may be deemed a change of control of such issuer. Under the Advisory Agreements, if all of the Advisory Shares are issued then such issuance could represent a block of the common stock exceeding 19.99% of the currently outstanding shares of common stock of the Company, and it could result in a change of control under the Nasdaq interpretations of Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control,” as described under Nasdaq Listing Rule 5635(b), applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law, our organizational documents or any other agreements to which we may be a party.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 19.99% or more of the common stock or 19.99% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.

Stockholder approval is required as the potential issuance of the Advisory Shares will not constitute a public offering under the Nasdaq Listing Rules and certain pricing conditions, described in the following sentence, will likely not be met. The conditions were that either (i) the offering was an at-the-market offering under Nasdaq rules and such price equaled or exceeded the sum of (a) the applicable “Minimum Price” per share under Nasdaq Rule 5635(d) or (ii) the offering was a discounted offering where the pricing and discount met the pricing requirements under Nasdaq’s rules.

Potential Effects of Approval of this Proposal

If approved, this Nasdaq Proposal could result in the issuance of the final tranche of the Advisory Shares. A concentration of ownership could adversely affect the prevailing market price and liquidity for the shares of common stock. Holders of our common stock or securities convertible into common stock could own or come to own a smaller percentage of our outstanding shares of common stock and, accordingly, a smaller percentage interest in the voting power, liquidation value and book value of the shares of common stock.

In addition, upon issuance of the Advisory Shares there would be a greater number of shares of our common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our common stock.

Potential Effects of Non-Approval of this Proposal

The Company is not seeking the approval of stockholders to authorize its entry into the transaction described above, as the Company has already done so and such documents are already binding obligations of the Company. The failure of stockholders to approve this Nasdaq Proposal will not negate the existing terms of the Advisory Agreement, which will remain binding on the Company.

If this Nasdaq Proposal is not approved by the stockholders, the Advisory Shares will not be issued over the 19.99% threshold, which may result in cash obligations of the Company. The Company’s satisfaction of any such potential cash obligations could materially impair the Company’s working capital.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Nasdaq Proposal. Abstentions will have no effect on the outcome of the vote. Advisory Shares that have previously been issued pursuant to the Advisory Agreements will not be permitted to vote on the Nasdaq Proposal.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL.

PROPOSAL 5:
TO APPROVE THE RENEWAL OF THE RIGHTS AGREEMENT, DATED AS OF OCTOBER 11, 2023, BY AND BETWEEN CONTINENTAL STOCK TRANSFER & TRUST COMPANY AND EXTEND THE RIGHTS GRANTED UNDER SECTION 7(A) OF THE RIGHTS AGREEMENT THROUGH OCTBER 11, 2026

Background

The stockholders are being asked to approve the renewal of the Rights Agreement, dated as of October 11, 2023, by and between Continental Stock Transfer & Trust Company (the “Rights Agreement”) for the purpose of extending the rights granted to stockholders under Section 7(a) of the Rights Agreement through October 11, 2026.

Our Board previously approved the renewal of the Rights Agreement for an initial twelve-month period, commencing October 11, 2024, and approved a second renewal of the Rights Agreement for an additional twelve-month period, commencing October 11, 2025. In addition to Board approval, the Rights Agreement requires stockholders to subsequently approve renewal of the Rights Agreement.

The Company entered into the Rights Agreement to preserve past net operating losses (“NOLs”) so that they may be used against potential future federal income tax obligations. Section 382 of the Internal Revenue Code of 1986, as amended (the “Tax Code”) limits a company’s ability to use its NOLs against future federal income tax obligations if the Company experiences an “ownership change” within the meaning of the Code. Under the Code, a company generally experiences such an “ownership change” if the percentage of its stock owned by its “5-percent shareholders,” as defined in the Tax Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is designed to reduce the likelihood that the Company will experience an ownership change under the Tax Code by discouraging any person or group from becoming a shareholder of 4.99% or more of Common Stock and discouraging any existing 4.99% shareholder from acquiring any additional shares of the Company’s stock. Accordingly, renewing the Rights Agreement is in the best interest of stockholders of the Company such that it limits the likelihood that the Company will experience an ownership change.

Description of the Rights Agreement

The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 4.99% or more of our common stock, in connection with, (x) the Company consolidating, or merging into any other person, (y) any person consolidates or merges with or into the Company or (z) the Company sells or otherwise transfers to any person or persons, in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock. All rights held by an acquirer or offer or expire on the announced acquisition date, and all rights expire at the earliest of: (i) the close of business on October 11, 2025, subject to extension; (ii) the time at which the Rights are redeemed; (iii) the time at which the rights are exchanged; (iv) the closing of any merger or other acquisition transaction involving the Company pursuant to a specified agreement; (vi) the close of business on the date the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of tax benefits; and (vii) the close of business on the first day of a taxable year of the Company to which the Board determines that no tax benefits are available to be carried forward. Each right entitles a stockholder to acquire, at a price of $5.00 per one one-thousandth of a share of our Series Q Preferred Stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Rights Agreement. At the discretion of a majority of the Board and within a specified time period, we may redeem all of the rights at a price of $0.0001 per right. The Board may also amend any provisions of the Rights Agreement prior to exercise.

Vote Required

The affirmative vote of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the Rights Agreement Proposal. Abstentions will have no effect on the outcome of the vote.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RIGHTS AGREEMENT PROPOSAL

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the 2025 Annual Meeting, other than that described above. As to other business, if any, that may properly come before the 2025 Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2026 annual meeting of stockholders (the “2026 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at Dominari Holdings Inc., Attention: Corporate Secretary, 725 5th Avenue, 23rd Floor, New York, New York 10022. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2026 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before June 29, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Second Amended and Restated By-laws permit stockholders to nominate directors and present other business for consideration at our 2026 Annual Meeting. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2026, you must submit a timely notice in accordance with the procedures described in our Second Amended and Restated By-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 60 days nor more than 90 days prior to the one-year anniversary of the immediately preceding year’s annual meeting of stockholders. Therefore, to be presented at our 2026 Annual Meeting, such a proposal must be received on or after September 11, 2025, but not later than October 11, 2026. In the event that the date of the 2026 Annual Meeting is called for a date not within 30 days before or after the first anniversary date of the 2025 Annual Meeting, such notice by the stockholder must be so received by the Board no later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Second Amended and Restated Bylaws.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on April 15, 2025.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Annex A

FORM OF AMENDMENT NO. 2 TO DOMINARY HOLDINGS INC. 2022 EQUITY INCENTIVE PLAN

WHEREAS, Dominari Holdings Inc. (the “Company”) has adopted the 2022 Equity Incentive Plan, effective October 7, 2022, (the “2022 Plan”);

WHEREAS, the Company previously amended the 2022 Equity Incentive Plan, effective April 1, 2025;

WHEREAS, the Company’s Board of Directors (the “Board”) has the authority pursuant to Section 19 of the 2022 Plan to amend the 2022 Plan, subject to the approval of the Company’s stockholders entitled to vote in accordance with applicable law, with respect to certain amendments;

WHEREAS, the Board desires to amend the 2022 Plan to amend Section 4(a) of the 2022 Plan to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 shares of Common Stock to 11,720,750 shares of Common Stock; and

WHEREAS, on October 20, 2025, the Compensation Committee of the Board approved this Amendment No. 2 to the 2022 Plan and recommended its approval to the stockholders;

NOW, THEREFORE, pursuant to the power of amendment set forth in the 2022 Plan and subject to the approval of the stockholders, with respect to the amendments set forth in paragraph 1 below, the 2022 Plan is hereby amended as follows effective upon the approval by the Stockholders:

1.      Section 4(a) of the 2022 Plan is amended by deleting it in its entirety and replacing with the following:

“(a) Basic Limitation. Subject to the provisions of Sections 4(b) and 14, the maximum aggregate number of Shares that may be issued under the Plan is Eleven Million Seven Hundred and Twenty Thousand Seven Hundred and Fifty (11,720,750) shares (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.”

2.      Except as hereinabove amended and modified, the 2022 Plan shall remain in full force and effect.

3.      A majority in voting interest of the stockholders present in person or by proxy and entitled to vote at the meeting of stockholders at which this Amendment No. 2 to the 2022 Equity Incentive Plan was considered, has duly approved the amendments set forth in paragraph 1 above.

Annex A-1

IN WITNESS WHEREOF, this Amendment No. 2 to the 2022 Equity Incentive Plan is made effective this            day of            2025.

Annex A-2

DOMINARI HOLDINGS INC.725 5TH AVENUE, 23RD FLOORNEW YORK, NEW YORK 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DOMH2025 You may attend the 2025 Annual Meeting via the Internet and vote during the 2025 Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE/ATTEND VIRTUAL MEETING If you would like to vote/attend virtually, please attend the 2025 Annual Meeting to be held on December 10, 2025 at 8:00 a.m. Pacific Time/11:00 a.m. Eastern Time. More information for this meeting is located on the other side of this card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: DOMINARI HOLDINGS INC. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF EACH OF THE DIRECTOR NOMINEE IN PROPOSAL 1, VOTE “FOR” EACH OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, AND PROPOSAL 5 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1Election of Class II Director: Nominee: 01) Anthony Hayes 2.To ratify the appointment by our Board of Directors of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. 3.To approve an amendment to Section 4(a) of the Dominari Holdings Inc. (f/k/a Akido Pharma, Inc.) 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock reserved for issuance with respect to awards granted under the 2022 Plan from 11,404,404 shares of common stock to 11,720,750 shares of common stock. 4.To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of shares of common stock (or securities exercisable for shares of common stock), in one or more non-public financing transactions, in an aggregate amount exceeding 19.99% of the Company’s outstanding common stock or voting power, at a price that may be below the Minimum Price (as defined in the Nasdaqrules) pursuant to the issuance of shares of common stock (or securities exercisable for common stock) pursuant to those certain Advisory Agreements, as amended, with the Company’s Board of Advisors. For AgainstAbstain This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. 5.To approve the renewal of the Rights Agreement, dated as of October 11, 2023, by and between the Company and Continental StockTransfer & Trust Company (the “Rights Agreement”) and extend the rights granted under Section 7(a) of the Rights Agreement throughOctober 11, 2026. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. DOMINARI HOLDINGS INC. Annual Meeting of Shareholders December 10, 2025 11:00 AM ET/8:00 AM PT This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Anthony Hayes as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of DOMINARI HOLDINGS INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM ET/8:00 AM PT on December 10, 2025, at www.virtualshareholdermeeting.com/DOMH2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side